Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GreenShift Corporation (the "Company"), certifies that:

     1. The Quarterly Report on Form 10-QSB of the Company for the Quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /S/      KEVIN KREISLER
                                       -----------------------------
Dated: May 21, 2006                             KEVIN KREISLER
                                                Chief Executive Officer


                                       /S/      JAMES GRAINER
                                       -----------------------------
Dated: May 21 , 2006                            JAMES GRAINER
                                                Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.